SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date Of Report (Date Of Earliest Event Reported) April 4, 2003

                                AUTONATION, INC.
                                ----------------
             (Exact Name Of Registrant As Specified In Its Charter)


       DELAWARE                           1-13107                73-1105145
--------------------------------------------------------------------------------
(State Or Other Jurisdiction           (Commission             (IRS Employer
Of Incorporation)                       File Number)         Identification No.)

                               110 S.E. 6th Street
                          Ft. Lauderdale, Florida 33301
                          -----------------------------
          (Address Of Principal Executive Offices, Including Zip Code)


        Registrant's Telephone Number, Including Area Code (954) 769-6000
                                                           ---------------

                 ----------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


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ITEM 5. Other Events.

On April 4, 2003, AutoNation, Inc. (the "Company") issued a press release announcing that it is evaluating alternatives for engaging an independent auditor for the fiscal year ending December 31, 2003. The Company's Audit Committee, which is responsible for appointing the Company's independent auditor, made the decision due to the recent announcement by Deloitte & Touche LLP that it had ended efforts to separate Deloitte Consulting, which provides services to the Company, and because, under the Sarbanes-Oxley Act of 2002, audit firms will be precluded from providing certain non-audit services to their clients. A copy of the press release is attached as an exhibit hereto and incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

     99.1     Press Release of AutoNation, Inc., dated April 4, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               AUTONATION, INC.
                                               ----------------------------
                                                 (Registrant)


                                               By: /s/ Jonathan P. Ferrando
                                                  ------------------------------
                                                   Jonathan P. Ferrando
                                                   Senior Vice President,
                                                   General Counsel and Secretary

Dated: April 4, 2003


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                                INDEX TO EXHIBITS


Exhibit           Exhibit
Number            Description
------            -----------

99.1              Press Release of AutoNation, Inc., dated April 4, 2003.